
Table of Contents

Letter to Shareholders ................   1
Performance Results ...................   3
Portfolio of Investments  .............   4
Statement of Assets and Liabilities ...  11
Statement of Operations ...............  12
Statement of Changes in Net Assets ....  13
Financial Highlights  .................  14
Notes to Financial Statements .........  15
Independent Auditors'Report  ..........  19
Dividend Reinvestment Plan  ...........  20

VKA ANR 12/95

Letter to Shareholders

November 22, 1995


Dear Shareholder:

  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time -- not timing -- that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994 -- a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust produced a tax-exempt distribution of 7.10 percent<F3>, based on the closing stock price of $14.375 per common share on October 31, 1995. Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 11.09 percent<F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.

  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained more than 12.7 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 21.06 percent<F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

1

(Continued on page two)

[GRAPH]

Trust Participates
in Market Gains of '95

                       Market
   Date       NAV      Price

31-Oct-94    13.99    12.7500
30-Nov-94    13.26    12.6250
31-Dec-94    13.88    12.7500
31-Jan-95    14.46    13.8750
28-Feb-95    15.09    14.5000
31-Mar-95    15.24    14.5000
30-Apr-95    15.10    14.2500
31-May-95    15.52    14.5000
30-Jun-95    15.18    14.5000
31-Jul-95    15.25    14.5000
31-Aug-95    15.33    14.1250
30-Sep-95    15.35    13.8750
31-Oct-95    15.61    14.3750

Based on month-end prices


Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

Don G. Powell                              Dennis J. McDonnell
Chairman                                   President
Van Kampen American Capital                Van Kampen American Capital
Investment Advisory Corp.                  Investment Advisory Corp.

2


Performance Results for the Period Ended October 31, 1995
Van Kampen Merritt Advantage Municipal Income Trust
(NYSE  Ticker Symbol-VKA)

Total Returns
One-year total return based on market price<F1> .......................................      21.06%
One-year total return based on NAV<F2> ................................................      19.46%

Distribution Rates
Distribution rate as a % of initial offer common stock price<F3> ......................       6.80%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4> ...      10.63%
Distribution rate as a % of closing common stock price<F3>  ...........................       7.10%
Taxable-equivalent distribution rate as a % of closing common stock price<F4> .........      11.09%

Share Valuations
Net asset value .......................................................................  $   15.61
Closing common stock price ............................................................  $  14.375
One-year high common stock price (08/02/95) ...........................................  $  14.750
One-year low common stock price (11/11/94)  ...........................................  $  11.500
Preferred share (Series A) rate<F5>  ..................................................      3.783%
Preferred share (Series B) rate<F5>  ..................................................      3.700%
Preferred share (Series C) rate<F5> ...................................................      3.749%
Preferred share (Series D) rate<F5> ...................................................      3.775%

<F1> Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2> Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3> Distribution rate represents the monthly annualized distributions of the
Trust at the end of the period and not the earnings of the Trust.

<F4> The taxable-equivalent distribution rate is calculated assuming a 36%
federal tax bracket.

<F5> See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

3



Portfolio of Investments
October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
          Municipal Bonds
          Alabama  1.1%
$  6,050  Alabama Wtr Pollutn Ctl Auth Revolving Fund
          Ln Ser A (AMBAC Insd)   ...............................   5.000%  08/15/15  $  5,615,186
                                                                                      ------------
          Alaska 2.8%
   5,000  Alaska St Hsg Fin Corp Ser A (MBIA Insd) <F2>   .......   5.875   12/01/30     4,872,950
  10,000  Alaska St Hsg Fin Corp Ser A Rfdg   ...................   5.000   12/01/18     8,758,600
                                                                                      ------------
                                                                                        13,631,550
                                                                                      ------------
          Arizona 1.3%
   5,500  Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)   .........   7.250   07/15/10     6,159,285
                                                                                      ------------
          California 7.0%
   4,215  California Hlth Fac Fin Auth Rev
          Kaiser Permanente Med Cent  ...........................   5.450   10/01/13     4,022,374
   5,000  California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A  .....................................   5.250   12/01/13     4,586,750
  10,000  Foothill / Eastern Tran Corridor Agy CA Toll Road
          Rev Sr Lien Ser A   ...................................       *   01/01/20     1,936,500
   2,000  Huntington Park, CA Redev Agy Single Family
          Residential Mtg Rev Ser A Rfdg (FHA Gtd)  .............   8.000   12/01/19     2,595,220
   2,500  Los Angeles Cnty, CA Pub Wks Fin Auth Rev
          Cap Constr Rfdg (AMBAC Insd)   ........................   5.000   03/01/11     2,348,025
   7,500  Los Angeles Cnty, CA Tran Comm Sales Tax Rev
          Prop C Ser A (Prerefunded @ 07/01/02)  ................   6.500   07/01/20     8,531,850
  10,000  San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (Embedded Cap) (MBIA Insd)  .....................   6.100   09/01/18    10,060,300
                                                                                      ------------
                                                                                        34,081,019
                                                                                      ------------
          Colorado 6.2%
   4,500  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser C   ................................       *   08/31/15     1,104,390
  10,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser C   ................................       *   08/31/26     1,042,700
   6,805  Colorado Hsg Fin Auth Access Pgm Single
          Family Pgm Ser E  .....................................   8.125   12/01/24     7,648,275
   2,685  Colorado Hsg Fin Auth Single Family Pgm Sr Ser B1   ...   7.900   12/01/25     3,049,677
   1,960  Colorado Hsg Fin Auth Single Family Ser D1 Rfdg  ......   8.000   12/01/24     2,225,698
   6,000  Denver, CO City & Cnty Arpt Rev Ser A   ...............   8.000   11/15/17     6,427,080
   2,500  Denver, CO City & Cnty Arpt Rev Ser B (MBIA Insd)   ...   5.750   11/15/17     2,440,475

4    See Notes to Financial Statements



Portfolio of Investments (Continued)
October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------
          Municipal Bonds
          Colorado (Continued)
$  2,000  Denver, CO City & Cnty Arpt Rev Ser B   ................   7.500%  11/15/25  $  2,089,600
   3,215  Denver, CO City & Cnty Arpt Rev Ser C   ................   6.350   11/15/01     3,384,045
   1,000  Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg   ..................................   7.500   12/01/11     1,073,970
                                                                                       ------------
                                                                                         30,485,910
                                                                                       ------------
          District of Columbia 1.1%
   5,000  District of Columbia Rev Howard Univ Ser A
          (MBIA Insd)   ..........................................   7.250   10/01/20     5,493,050
                                                                                       ------------
          Florida 1.3%
   6,250  Broward Cnty, FL Hsg Fin Auth Single Family Mtg Rev  ...   6.700   02/01/28     6,489,375
                                                                                       ------------
          Georgia 1.1%
   1,000  Atlanta, GA Spl Purp Fac Rev Delta Airls Ser B   .......   7.900   12/01/18     1,066,680
   3,770  Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
          Oglethorpe Pwr Corp Scherer Ser A  .....................   6.800   01/01/12     4,238,083
                                                                                       ------------
                                                                                          5,304,763
                                                                                       ------------
          Hawaii 1.5%
   5,045  Hawaii St Arpt Sys Rev 2nd Ser (FGIC Insd)   ...........   7.500   07/01/20     5,629,312
   1,715  Hawaii St Hsg Fin & Dev Corp Single Family
          Mtg Purp Rev Ser A (FHA Gtd)   .........................   8.125   07/01/17     1,823,491
                                                                                       ------------
                                                                                          7,452,803
                                                                                       ------------
          Illinois 5.9%
   1,620  Aurora, IL Single Family Mtg Rev Ser B Rfdg
          (GNMA Collateralized)   ................................   8.050   09/01/25     1,839,607
   3,000  Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser B   ........................   7.875   11/01/25     3,222,600
   5,000  Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          Intl Terminal (MBIA Insd) <F3>  ........................   6.750   01/01/18     5,280,050
   5,000  Chicago, IL Sch Fin Auth Ser A (MBIA Insd)   ...........   5.000   06/01/09     4,809,000
   3,000  Cicero, IL (MBIA Insd)   ...............................   6.500   12/01/14     3,211,590
   3,545  Illinois Edl Fac Auth Rev Lake Forest College
          (FSA Insd) .............................................   6.750   10/01/21     3,810,911
   5,000  Regional Tran Auth IL Ser B (AMBAC Insd)   .............   8.000   06/01/17     6,480,650
                                                                                       ------------
                                                                                         28,654,408
                                                                                       ------------
          Indiana 1.8%
   4,000  Indiana Hlth Fac Fin Auth Hosp Rev
          Cmnty Hosps Proj (MBIA Insd)  ..........................   6.850   07/01/22     4,301,000
   2,000  Indiana Hlth Fac Fin Auth Hosp Rev Columbus
          Regl Hosp Rfdg (Cap Guar Insd)   .......................   7.000   08/15/15     2,315,040
   2,000  Indianapolis, IN Loc Pub Impt Bond Bank Ser D   ........   6.500   02/01/22     2,035,860
                                                                                       ------------
                                                                                          8,651,900
                                                                                       ------------

5    See Notes to Financial Statements




Portfolio of Investments (Continued)
October 31, 1995
----------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                          Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------
          Kansas 2.3%
$  5,500  Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd)  ............................   7.000%  06/01/31  $  6,117,595
   1,395  Sedgwick & Shawnee Cntys, KS Single Family Rev
          Coll Mtg Ser A Rfdg (GNMA Collateralized)  ........   8.050   05/01/24     1,568,496
   3,060  Sedgwick Cnty, KS Single Family Mtg Rev Coll
          Ser A Rfdg (GNMA Collateralized)  .................   8.125   05/01/24     3,455,934
                                                                                  ------------
                                                                                    11,142,025
                                                                                  ------------
          Kentucky 1.7%
   3,750  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A   ..........................   7.125   02/01/21     3,907,050
   4,450  Louisville & Jefferson Cnty, KY Metro Swr Dist
          Drainage Rev Rfdg (MBIA Insd)  ....................   5.300   05/15/19     4,301,859
                                                                                  ------------
                                                                                     8,208,909
                                                                                  ------------
          Louisiana 1.7%
   2,000  Louisiana Hsg Fin Agy Mtg Rev Multi Family
          Emerald Pointe Apts (FHA Gtd)   ...................   7.100   11/01/33     2,099,200
   2,515  Louisiana Hsg Fin Agy Mtg Rev Single Family Access
          Pgm Ser B (GNMA Collateralized)  ..................   8.000   03/01/25     2,862,145
   3,000  Saint Charles Parish, LA Environmental Impt Rev
          LA Pwr & Lt Co Ser A (AMBAC Insd)   ...............   6.875   07/01/24     3,278,250
                                                                                  ------------
                                                                                     8,239,595
                                                                                  ------------
          Maryland 1.9%
   9,000  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Single Family Pgm 3rd Ser (FHA Gtd)  ..............   7.375   04/01/26     9,391,500
                                                                                  ------------
          Massachusetts 3.3%
   2,500  Chelsea, MA Sch Proj Ln Act 1948 (AMBAC Insd)  ....   6.500   06/15/12     2,702,050
   3,955  Massachusetts Bay Tran Auth MA Genl Tran Sys
          Ser A Rfdg   ......................................   5.500   03/01/12     3,952,548
   2,250  Massachusetts Bay Tran Auth MA Genl Tran Sys
          Ser B Rfdg (MBIA Insd) <F3>   .....................   6.000   03/01/10     2,343,578
   3,500  Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser A Rfdg (AMBAC Insd)  ......................   5.000   07/01/10     3,340,400
   3,250  Massachusetts St Hlth & Edl Fac Auth Rev
          Saint Mem Med Cent Ser A  .........................   6.000   10/01/23     2,567,012
   1,000  Massachusetts St Hlth Edl Fac Emerson Hosp
          Issue Ser D Rfdg  .................................   5.800   08/15/18       989,310
                                                                                  ------------
                                                                                    15,894,898
                                                                                  ------------
          Michigan 4.1%
   1,680  Michigan Higher Edl Fac Auth Rev Ltd Oblig
          Hope College Proj Rfdg (Connie Lee Insd)  .........   7.000   10/01/14     1,872,898
   3,350  Michigan St Hosp Fin Auth Rev Hosp Mid-MI
          Oblig Group  ......................................   6.800   12/01/14     3,501,956

6    See Notes to Financial Statements



Portfolio of Investments (Continued)
October 31, 1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                               Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------------------
           Michigan (Continued)
$  10,900  Michigan St Hsg Dev Auth Rental Hsg Rev Ser A Rfdg   ...   6.600%  04/01/12  $  11,292,618
    3,000  Michigan St Strategic Fund Ltd Oblig Rev
           Ser CC Rfdg (FGIC Insd)  ...............................   6.950   09/01/21      3,268,200
                                                                                        -------------
                                                                                           19,935,672
                                                                                        -------------
           Mississippi 3.1%
    6,795  Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser B (GNMA Collateralized)   ...............   7.900   03/01/25      7,655,655
    2,705  Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser C (GNMA Collateralized)   ...............   8.125   12/01/24      3,039,663
    3,965  Mississippi Home Corp Single Family Rev
           Mtg Access Pgm Ser E (GNMA Collateralized)  ............   8.100   12/01/25      4,461,378
                                                                                        -------------
                                                                                           15,156,696
                                                                                        -------------
           Missouri 0.5%
    2,100  Kansas City, MO Arpt Rev Genl Impt Ser A
           (Cap Guar Insd)   ......................................   6.900   09/01/10      2,345,238
                                                                                        -------------
           New Jersey 5.3%
   10,000  New Jersey Econ Dev Auth St Contract Econ Recovery
           (Embedded Cap)  ........................................   5.900   03/15/21     10,231,200
    8,000  New Jersey Econ Dev Auth Wtr Fac Rev NJ
           American Wtr Co Inc Proj Ser A (FGIC Insd)   ...........   6.875   11/01/34      8,661,760
    2,000  New Jersey St Hwy Auth Garden St Pkwy Genl
           Rev Sr Pkwy  ...........................................   6.250   01/01/14      2,079,440
    4,650  Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
           Pub Svc Elec & Gas Ser D Rfdg (MBIA Insd)   ............   6.550   10/01/29      5,000,982
                                                                                        -------------
                                                                                           25,973,382
                                                                                        -------------
           New Mexico 0.3%
    1,500  Las Cruces, NM Rev (MBIA Insd) <F2>  ...................   5.500   12/01/15      1,437,675
                                                                                        -------------
           New York 21.8%
    1,500  Broome Cnty, NY Ctfs Partn Pub Safety Fac
           (MBIA Insd)   ..........................................   5.250   04/01/15      1,437,405
    1,500  Metropolitan Tran Auth NY Tran Fac Rev Ser K Rfdg  .....   6.250   07/01/11      1,522,380
    4,250  New York City Indl Dev Agy Civic Fac Rev
           USTA Natl Tennis Cent Proj (FSA Insd)   ................   6.375   11/15/14      4,509,378
      250  New York City Muni Wtr Fin Auth Wtr & Swr Sys
           Rev Ser C (Prerefunded @ 06/15/97) (AMBAC Insd)   ......   6.500   06/15/21        263,833
       10  New York City Ser A   ..................................   8.000   08/15/19         11,352
   10,000  New York City Ser B (Embedded Cap)   ...................   6.600   10/01/16     10,149,600
    1,650  New York City Ser C  ...................................   7.125   08/15/12      1,730,751
    1,325  New York City Ser C  ...................................   7.000   08/15/16      1,411,456
    2,875  New York City Ser C  ...................................   7.250   08/15/24      3,053,250
    6,000  New York City Ser D <F2>   .............................   6.000   02/15/25      5,818,500


7    See Notes to Financial Statements



Portfolio of Investments (Continued)
October 31, 1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------------------
          New York (Continued)
$  3,970  New York St Dorm Auth Rev City Univ Ser F   ............   5.000%  07/01/14  $   3,521,350
   2,600  New York St Dorm Auth Rev Cons City Univ Sys
          2nd Genl Res Ser A  ....................................   5.750   07/01/13      2,550,340
   5,050  New York St Dorm Auth Rev Cons City Univ Sys
          2nd Genl Res Ser B  ....................................   5.375   07/01/07      4,938,395
   4,050  New York St Dorm Auth Rev Court Fac Lease Ser A  .......   5.300   05/15/07      3,887,838
   1,000  New York St Dorm Auth Rev St Univ Edl Fac Ser A
          (Prerefunded @ 05/15/99)   .............................   7.125   05/15/09      1,114,600
   5,000  New York St Dorm Auth Rev St Univ Edl Fac Ser A Rfdg ...   5.500   05/15/08      4,876,200
   2,000  New York St Dorm Auth Rev St Univ Edl Fac Ser B  .......   7.500   05/15/11      2,362,060
   3,000  New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co of NY Inc Proj Ser A   ..................   6.750   01/15/27      3,118,290
   4,175  New York St Med Care Fac Fin Agy Rev
          Mental Hlth Services Fac Ser A  ........................   7.500   02/15/21      4,548,496
   2,335  New York St Med Care Fac Fin Agy Rev
          Mental Hlth Services Impt Ser B   ......................   7.375   02/15/14      2,525,232
   6,750  New York St Med Care Fac Fin Agy Rev NY
          Hosp Mtg Ser A (AMBAC Insd)  ...........................   6.300   08/15/06      7,495,065
   7,000  New York St Med Care Fac Fin Agy Rev NY
          Hosp Mtg Ser A (AMBAC Insd)  ...........................   6.400   08/15/07      7,767,410
   2,000  New York St Med Care Fac Fin Agy Rev NY
          Hosp Mtg Ser A (AMBAC Insd)  ...........................   6.600   02/15/11      2,195,360
   5,000  New York St Med Care Fac Fin Agy Rev Ser A   ...........   6.800   02/15/20      5,223,850
   2,000  New York St Pwr Auth Rev & Genl Purp Ser AA   ..........   6.375   01/01/12      2,110,340
   3,000  New York St Pwr Auth Rev & Genl Purp Ser Y   ...........   6.750   01/01/18      3,257,610
   7,500  New York St Thruway Auth Svc Contract
          Rev Loc Hwy & Brdg  ....................................   5.250   04/01/13      6,900,750
   5,545  New York St Urban Dev Corp Rev St Fac   ................   7.500   04/01/20      6,189,107
   2,000  Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser X  ....   6.500   01/01/19      2,123,700
                                                                                       -------------
                                                                                         106,613,898
                                                                                       -------------
          North Carolina 4.2%
  10,000  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser B Rfdg (Embedded Cap)   ............................   6.000   01/01/14      9,822,700
  11,000  North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          (Embedded Cap)  ........................................   6.000   01/01/12     10,936,310
                                                                                       -------------
                                                                                          20,759,010
                                                                                       -------------
          Ohio 0.7%
   3,000  Alliance, OH Wtr Wks Rev (FGIC Insd)  ..................   6.650   10/15/17      3,253,980
                                                                                       -------------
          Oklahoma 0.4%
   2,000  Oklahoma City, OK Indl & Cultural Fac Trust Rev
          Dist Heating & Cooling Trigen  .........................   6.750   09/15/17      2,064,480
                                                                                       -------------

8    See Notes to Financial Statements




Portfolio of Investments (Continued)
October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                             Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------
          Pennsylvania 0.9%
$  4,000  Pennsylvania Intergovt Coop Auth Spl Tax Rev
          Philadelphia Funding Pgm (FGIC Insd)   ...............   6.750%  06/15/21  $  4,405,520
                                                                                     ------------
          Rhode Island 1.6%
   7,800  Rhode Island Hsg & Mtg Fin Corp
          Homeownership Oppty Ser 5  ...........................   6.400   04/01/24     7,789,314
                                                                                     ------------
          South Carolina 0.5%
   2,750  South Carolina Jobs Econ Dev Auth Hosp Fac Rev
          Tuomey Regional Med Cent Ser A (MBIA Insd)   .........   5.500   11/01/20     2,654,108
                                                                                     ------------
          Tennessee 1.1%
   5,000  Tennessee Hsg Dev Agy Homeownership Proj T  ..........   7.375   07/01/23     5,316,000
                                                                                     ------------
          Texas 6.1%
   4,000  Brazos River Auth TX Pollutn Ctl Rev Coll TX
          Utils Elec Co Proj A   ...............................   7.875   03/01/21     4,452,160
   1,000  Brazos, TX Higher Edl Auth Inc Student Ln Rev
          Subser A2 Rfdg  ......................................   6.800   12/01/04     1,088,180
   1,430  Brazos, TX Higher Edl Auth Inc Student Ln Rev
          Subser C2 Rfdg   .....................................   7.100   11/01/04     1,585,369
   5,000  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev American Airls Inc   .............................   7.250   11/01/30     5,266,400
   5,340  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev Delta Airls Inc  .................................   7.625   11/01/21     5,718,339
   1,500  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev Delta Airls Inc  .................................   7.125   11/01/26     1,545,225
   5,140  Little Elm, TX Indpt Sch Dist Rfdg (PSFG Insd)   .....   6.750   08/15/29     5,730,021
   2,000  Tarrant Cnty, TX Jr College Dist  ....................   5.050   02/15/10     1,921,320
   2,000  Texas St Dept Hsg & Cmnty Affairs Single Family
          Rev Mtg Jr Lien Ser A Rfdg  ..........................   8.100   09/01/15     2,244,320
                                                                                     ------------
                                                                                       29,551,334
                                                                                     ------------
          Utah 1.3%
   4,500  Intermountain Pwr Agy UT Pwr Supply Rev Ser B  .......   7.000   07/01/21     4,846,860
   1,525  Salt Lake City, UT Arpt Rev Delta Airls Inc Proj   ...   7.900   06/01/17     1,627,495
                                                                                     ------------
                                                                                        6,474,355
                                                                                     ------------
          Washington 1.1%
   1,400  King Cnty, WA Hsg Auth Hsg Rev
          Pooled Sr Ser A Rfdg   ...............................   6.700   03/01/15     1,448,160
   3,450  Washington St Pub Pwr Supply Sys Nuclear
          Proj No 2 Rev Ser B Rfdg (FSA Insd)  .................   7.000   07/01/12     3,818,184
                                                                                     ------------
                                                                                        5,266,344
                                                                                     ------------
          West Virginia 2.6%
   2,500  Berkeley Cnty, WV Bldg Comm Hosp
          Rev City Hosp Proj  ..................................   6.500   11/01/22     2,528,825
   5,000  Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
          Proj Ser C Rfdg (MBIA Insd)  .........................   6.850   06/01/22     5,454,200


9    See Notes to Financial Statements




Portfolio of Investments (Continued)
October 31, 1995
----------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                        Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------
          West Virginia (Continued)
$  2,000  West Virginia St Hsg Dev Fund Hsg Fin Ser A   ...   5.550%  05/01/17  $     1,889,780
   3,000  West Virginia St Hsg Dev Fund Hsg Fin Ser A   ...   5.450   11/01/21        2,747,340
                                                                                ---------------
                                                                                     12,620,145
                                                                                ---------------
          Wisconsin 1.7%
   5,000  Madison, WI Indl Dev Rev Madison Gas & Elec Co
          Proj Ser A  .....................................   6.750   04/01/27        5,275,050
   3,000  Wisconsin Hsg & Econ Dev Auth Homeownership
          Rev Ser A  ......................................   6.450   03/01/17        3,079,290
                                                                                ---------------
                                                                                      8,354,340
                                                                                ---------------
          Wyoming 0.5%
   2,450  Wyoming Cmnty Dev Auth Insd
          Single Family Mtg Ser B  ........................   6.700   06/01/17        2,569,070
                                                                                ---------------
          Puerto Rico 0.2%
   1,000  Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser V Rfdg   ............................   5.750   07/01/18          984,360
                                                                                ---------------

Total Long-Term Investments 100.0%
(Cost $462,342,595) <F1> .....................................................     488,421,097
Liabilities in Excess of Other Assets 0.0%  ..................................        (130,477)
                                                                                ---------------
Net Assets 100%  .............................................................  $  488,290,620
                                                                                ===============
*Zero coupon bond

<F1> At October 31, 1995, cost for federal income tax purposes is $462,342,595;
the aggregate gross unrealized appreciation is $27,053,049 and the aggregate gross unrealized depreciation is $974,547, resulting in net unrealized appreciation of $26,078,502.

<F2> Securities purchased on a when issued or delayed delivery basis.

<F3> Assets segregated as collateral for when issued or delayed delivery purchase commitments.

The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

Portfolio Composition by Credit Quality


AAA ...    41.5%
AA ....    13.9
A .....    22.3
BBB ...    14.8
BB ....     7.0
B .....      .5
         -------
          100.0%
         =======


10 See Notes to Financial Statements



Statement of Assets and Liabilities
October 31,1995
--------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $462,342,595) (Note 1) ....................................  $  488,421,097
Cash  ........................................................................................         622,137
Receivables:
  Interest ...................................................................................       8,650,297
  Investments Sold ...........................................................................       3,793,781
Unamortized Organizational Expenses (Note 1)  ................................................          15,187
                                                                                                ---------------
  Total Assets ...............................................................................     501,502,499
                                                                                                ---------------
Liabilities:
Payables:
  Investments Purchased ......................................................................      12,117,163
  Income Distributions - Common and Preferred Shares  ........................................         501,368
  Investment Advisory Fee (Note 2) ...........................................................         268,574
  Administrative Fee (Note 2)  ...............................................................          82,638
Accrued Expenses .............................................................................         242,136
                                                                                                ---------------
  Total Liabilities ..........................................................................      13,211,879
                                                                                                ---------------
Net Assets ...................................................................................  $  488,290,620
                                                                                                ===============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 3,800 issued with liquidation preference of $50,000 per share) (Note 5) ....................................................  $  190,000,000
                                                                                                ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
19,106,785 shares issued and outstanding)  ...................................................         191,068
Paid in Surplus  .............................................................................     282,031,706
Net Unrealized Appreciation on Investments  ..................................................      26,078,502
Accumulated Undistributed Net Investment Income  .............................................       3,866,890
Accumulated Net Realized Loss on Investments .................................................     (13,877,546)
                                                                                                ---------------
Net Assets Applicable to Common Shares .......................................................     298,290,620
                                                                                                ---------------
Net Assets ...................................................................................  $  488,290,620
                                                                                                ===============
Net Asset Value Per Common Share($298,290,620 divided
by 19,106,785 shares outstanding) ............................................................  $        15.61
                                                                                                ===============


11 See Notes to Financial Statements



Statement of Operations
For the Year Ended October 31,1995
------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .................................................................................  $    30,294,355
                                                                                            ----------------
Expenses:
Investment Advisory Fee (Note 2)  ........................................................        3,080,144
Administrative Fee (Note 2) ..............................................................          947,737
Preferred Share Maintenance (Note 5) .....................................................          463,021
Legal (Note 2)  ..........................................................................           28,355
Trustees Fees and Expenses (Note 2) ......................................................           23,442
Amortization of Organizational Expenses (Note 1)  ........................................            8,000
Other ....................................................................................          340,949
                                                                                            ----------------
Total Expenses ...........................................................................        4,891,648
                                                                                            ----------------
Net Investment Income ....................................................................  $    25,402,707
                                                                                            ================
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
Proceeds from Sales ......................................................................  $   364,192,863
Cost of Securities Sold ..................................................................     (370,941,794)
                                                                                            ----------------
Net Realized Loss on Investments (Including realized loss on closed and expired option and
futures transactions of $124,495 and $6,949,044, respectively) ...........................       (6,748,931)
                                                                                            ----------------
Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period  .................................................................      (13,178,617)
End of the Period   ......................................................................       26,078,502
                                                                                            ----------------
Net Unrealized Appreciation on Investments During the Period .............................       39,257,119
                                                                                            ----------------
Net Realized and Unrealized Gain on Investments ..........................................  $    32,508,188
                                                                                            ================
Net Increase in Net Assets from Operations ...............................................  $    57,910,895
                                                                                            ================


12 See Notes to Financial Statements



Statement of Changes in Net Assets
For the Years Ended October 31,1995 and 1994
------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended
                                                                     October 31,1995  October 31,1994
------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income .............................................  $   25,402,707   $   25,870,616
Net Realized Loss on Investments ..................................      (6,748,931)      (7,128,614)
Net Unrealized Appreciation/Depreciation on Investments
During the Period  ................................................      39,257,119      (53,021,244)
                                                                     ---------------  ---------------
Change in Net Assets from Operations  .............................      57,910,895      (34,279,242)
                                                                     ---------------  ---------------
Distributions from Net Investment Income:
  Common Shares ...................................................     (19,488,668)     (19,488,793)
  Preferred Shares  ...............................................      (7,480,198)      (5,449,834)
                                                                     ---------------  ---------------

                                                                        (26,968,866)     (24,938,627)
                                                                     ---------------  ---------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares ...................................................             -0-       (1,270,601)
  Preferred Shares  ...............................................             -0-         (360,238)
                                                                     ---------------  ---------------

                                                                                -0-       (1,630,839)
                                                                     ---------------  ---------------
Total Distributions  ..............................................     (26,968,866)     (26,569,466)
                                                                     ---------------  ---------------
Net Change in Net Assets from Investment Activities ...............      30,942,029      (60,848,708)

Net Assets:
Beginning of the Period  ..........................................     457,348,591      518,197,299
                                                                     ---------------  ---------------
End of the Period (Including undistributed net investment income of
$3,866,890 and $5,433,049, respectively)  .........................  $  488,290,620   $  457,348,591
                                                                     ===============  ===============


13 See Notes to Financial Statements



Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
------------------------------------------------------------------------------------------------
                                                                               September 25,1992
                                                                               (Commencement
                                                 Year Ended October 31         of Investment
                                         ------------------------------------  Operations) to
                                         1995        1994          1993        October 31,1992
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period <F1> ..........  $  13.992   $   17.177    $  14.587   $        14.771
                                         ----------  ------------  ----------  -----------------
Net Investment Income .................      1.330        1.354        1.369              .056
Net Realized and Unrealized
Gain/Loss on Investments  .............      1.701       (3.148)       2.408             (.237)
                                         ----------  ------------  ----------  -----------------
Total from Investment Operations  .....      3.031       (1.794)       3.777             (.181)
                                         ----------  ------------  ----------  -----------------
Less:
Distributions from
Net Investment Income:
  Paid to Common Shareholders .........      1.020        1.020         .884               -0-
  Common Share Equivalent of
  Distributions Paid to
  Preferred Shareholders ..............       .391         .285         .303              .003
Distributions from Net Realized
Gain on Investments (Note 1):
  Paid to Common Shareholders .........        -0-         .067          -0-               -0-
  Common Share Equivalent of
  Distributions Paid to
  Preferred Shareholders ..............        -0-         .019          -0-               -0-
                                         ----------  ------------  ----------  -----------------
Total Distributions ...................      1.411        1.391        1.187              .003
                                         ----------  ------------  ----------  -----------------
Net Asset Value, End of the Period  ...  $  15.612   $   13.992    $  17.177   $        14.587
                                         ==========  ============  ==========  =================

Market Price Per Share
at End of the Period ..................  $  14.375   $   12.750    $  16.000   $        13.875
Total Investment Return at
Market Price (Non-Annualized) <F2> ......      21.06%      (14.17%)      22.08%            (7.50%)
Total Return at Net Asset Value
(Non-Annualized) <F3>  ................      19.46%      (12.71%)      24.24%            (2.73%)
Net Assets at End of the Period
(In millions) .........................  $   488.3   $    457.3    $   518.2   $         468.7
Ratio of Expenses to Average Net
Assets Applicable to
Common Shares (Annualized)  ...........       1.72%        1.64%        1.66%             1.12%
Ratio of Expenses to Average
Net Assets (Annualized)  ..............       1.03%        1.00%        1.03%             1.00%
Ratio of Net Investment Income to
Average Net Assets Applicable to
Common Shares (Annualized) <F4> .......       6.31%        6.81%        6.57%             3.52%
Portfolio Turnover ....................      79.26%      132.59%      111.79%            14.83%

<F1> Net asset value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

<F2> Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3> Total return at net asset value (NAV) reflects the change in value of the
Trust's assets with reinvestment of dividends based upon NAV.

<F4> Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

14 See Notes to Financial Statements


Notes to Financial Statements
October 31,1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen Merritt Advantage Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on September 25, 1992.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses-The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending September 24, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

15

Notes to Financial Statements (Continued)
October 31,1995
--------------------------------------------------------------------------------

E. Federal Income Taxes-It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $13,877,546, of which $7,128,615 and $6,748,931 will expire on October 31, 2002 and 2003, respectively.

F. Distribution of Income and Gains-The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended October 31, 1995, the Trust recognized expenses of approximately $28,200 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of

16

Notes to Financial Statements (Continued)
October 31,1995
--------------------------------------------------------------------------------

VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $24,300.

  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995, were $369,649,883 and $370,941,794, respectively.

4. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Option Contracts-An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

  Transactions in options for the year ended October 31, 1995, were as follows:

                                                      Contracts  Premium
-------------------------------------------------------------------------------
Outstanding at October 31, 1994 ....................       -0-   $         -0-
Options Written and Purchased (Net) ................     3,600      (2,029,073)
Options Terminated in Closing Transactions (Net) ...    (1,250)        933,534
Options Expired (Net) ..............................    (2,350)      1,095,539
                                                      ---------  --------------
Outstanding at October 31, 1995 ....................       -0-   $         -0-
                                                      =========  ==============


17

Notes to Financial Statements (Continued)
October 31,1995
--------------------------------------------------------------------------------

B. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

  Transactions in futures contracts for the year ended October 31, 1995, were as follows:


                                      Contracts
----------------------------------------------
Outstanding at October 31, 1994 ....    2,520
Futures Opened .....................    6,895
Futures Closed .....................   (9,415)
                                      --------
Outstanding at October 31, 1995  ...      -0-
                                      ========



C. Indexed Securities-These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

5. Preferred Shares
The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 1,000 shares while Series D contains 800 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on October 31, 1995 was 3.751%. During the year ended October 31, 1995, the rates ranged from 2.50% to 5.05%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

18

Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Van Kampen Merritt Advantage Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Advantage Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Advantage Municipal Income Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                     KPMG Peat Marwick LLP
Chicago, Illinois
December 5, 1995


19

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If,before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi-dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
  One Parkview Plaza, Oakbrook Terrace, IL 60181
            Attn: Closed-End Funds


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Van Kampen Merritt Advantage Municipal Income Trust


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer




Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

(SM) denotes a service mark of
Van Kampen American Capital Distributors, Inc.

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